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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2004

SEMCO ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

MICHIGAN (State or Other Jurisdiction of Incorporation)	001-15565 (Commission File Number)	38-2144267 (IRS Employer Identification No.)
28470 13 MILE ROAD, STE. 300
FARMINGTON HILLS, MICHIGAN (Address of Principal Executive Offices)		48334 (Zip Code)

Registrant's telephone number, including area code: (248) 702-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

        On February 27, 2004, SEMCO Energy, Inc. issued the attached press release, which announced the extension of its offer to exchange (the "Exchange Offer") $50,000,000 in aggregate principal amount of its outstanding 7 3/4% Senior Notes due 2013 that were issued on December 17, 2003 for new 7 3/4% Senior Notes due 2013 that have been registered under the Securities Act of 1933, as amended.

        The Exchange Offer, scheduled to expire at 5:00 p.m. EST on February 26, 2004, has been extended until 5:00 p.m. EST on March 2, 2004.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit	Description
99.1	Press Release issued February 27, 2004.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc. (Registrant)
Dated: February 27, 2004	By:	/s/ JOHN E. SCHNEIDER
		Name:	John E. Schneider
		Title:	Senior Vice President and C.F.O.

EXHIBIT INDEX
Form 8-K
February 27, 2004

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	Press Release issued February 27, 2004	X

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX Form 8-K February 27, 2004